UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 28, 2006

MARITRANS INC.

(Exact name of registrant specified in its charter)

Delaware	1-9063	51-0343903

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Harbour Place, 302 Knights Run Avenue, Suite 1200, Tampa, Florida	33602

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(813) 209-0600

Not applicable.

(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On November 28, 2006, Maritrans Inc. (the “Company”), announced that at a special meeting of stockholders held on November 28, 2006 in Philadelphia, Pennsylvania, the Company’s stockholders approved the agreement whereby Overseas Shipholding Group, Inc. (“OSG”) will acquire the Company.
The Company and OSG also jointly announced on November 28, 2006 that OSG completed the acquisition of the Company.
A copy of the press release issued by the Company on November 28, 2006 is filed herewith as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release jointly issued by the Company and OSG on November 28, 2006 is filed herewith as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

99.1	Press Release, dated November 28, 2006, issued by Maritrans Inc.

99.2	Press Release, dated November 28, 2006, issued jointly by Maritrans Inc. and Overseas Shipholding Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARITRANS INC.
Date: November 28, 2006	By:	/s/ Walter T. Bromfield
		Name:	Walter T. Bromfield
		Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit
99.1	Press Release, dated November 28, 2006, issued by Maritrans Inc.
99.2	Press Release, dated November 28, 2006, issued jointly by Maritrans Inc. and Overseas Shipholding Group, Inc.